Exhibit 99.2

Wave Sync Corp.

Unaudited Pro Forma Condensed Consolidated Financial Information

June 30, 2015

(Stated in U.S. Dollars)

Wave Sync Corp.

Contents	Pages
Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income	1-2

Unaudited Pro Forma Condensed Consolidated Balance Sheet	3-4

Notes to Pro Forma Condensed Consolidated Financial Information	5-9

Wave Sync Corp.

Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Loss

For the six months ended June 30, 2015

(Stated in U.S. Dollars)

	As reported	EGOOS	EGOOS						AJE	Pro Forma	Pro Forma
	Wave Sync	BVI	HK	WOFE		GZYZ	SQEC	GZRS	No.	Adjustments	Consolidated
Net Sales	$-	$-	$	$		$-	$162,003	$-		$	$162,003
Cost of sales	-	-				-	(5,443)	-			(5,443)
Gross profit	-	-	-		-	-	156,560	-		-	156,560

Operating Expenses
General and administrative expenses	470,878	1,290			90	2,899	247,584	7,204			729,945
Total operating expenses	470,878	1,290	-		90	2,899	247,584	7,204		-	729,945

Loss from operations	(470,878)	(1,290)	-		(90)	(2,899)	91,024)	(7,204)		-	(573,385)

Other income (expenses)
Interest income	-	-				-	26	-			26
Other income	-	-			3,498	-	-	-			3,498
Total other income (expenses)	-	-	-		3,498	-	26	-		-	3,524

Loss before taxes	(470,878)	(1,290)	-		3,408	(2,899)	(90,998)	(7,204)		-	(569,861)

Income taxes	-	-				-	-	-			-

Net loss	$(470,878)	$(1,290)	$-		$3,408	$(2,899)	$(90,998)	$(7,204)		$-	$(569,861)

Other comprehensive income/(loss)
Foreign currency translation gain/(loss)		-			440	(13)	10,881	(29)			11,279
Comprehensive income/(loss)	$(470,878)	$(1,290)	$-		$3,848	$(2,912)	$(80,117)	$(7,233)		$-	$(558,582)

Basic Earnings/(Loss) Per Share											(0.12)
Diluted Earnings/(Loss) Per Share											(0.03)

Weighted Average Shares Outstanding - Basic											4,733,437
Weighted Average Shares Outstanding - Diluted											19,733,437

See Notes to Pro Forma Condensed Consolidated Financial Information

1

Wave Sync Corp.

Unaudited Pro Forma Condensed Consolidated Statement of Income and Comprehensive Income

For the year ended December 31, 2014

(Stated in U.S. Dollars)

	As reported	EGOOS	EGOOS					AJE	Pro Forma	Pro Forma
	CHIO	BVI	HK	WOFE	GZYZ	SQEC	GZRS	No.	Adjustments	Consolidated

Net Sales	$-	$-	$-	$-	$-	$245,287	$-		$-	$245,287
Cost of sales	-	-	-	-	-	(1,581)	-		-	(1,581)
Gross profit	-	-	-	-	-	243,706	-		-	243,706

Operating Expenses
Selling expenses	-	-	-	-	-	-	-		-	-
General and administrative expenses	972,100	-	-	-	-	482,510	-		-	1,454,610
Total operating expenses	972,100	-	-	-	-	482,510	-		-	1,454,610

Loss from operations	(972,100)	-	-	-	-	(238,804)	-		-	(1,210,904)

Other income (expenses)
Interest income	-	-	-	-	-	232	-		-	232
Other income	200	-	-	-	-	-	-		-	200
Total other income (expenses)	200	-	-	-	-	232	-		-	432

Loss before taxes	(971,900)	-	-	-	-	(238,572)	-		-	(1,210,472)

Income taxes	-	-	-	-	-	11,471	-			11,471

Net loss	$(971,900)	$-	$-	$-	$-	$(250,043)	$-		$-	$(1,221,943)

Other comprehensive income/(loss)
Foreign currency translation gain/(loss)	-	-	-	-	-	(193)				(193)
Comprehensive income/(loss)	$(971,900)	$-	$-	$-	$-	$(250,236)	$-		$-	$(1,222,136)

Basic Earnings/(Loss) Per Share										(0.55)
Diluted Earnings/(Loss) Per Share										(0.07)

Weighted Average Shares Outstanding - Basic										2,205,182
Weighted Average Shares Outstanding - Diluted										17,205,182

See Notes to Pro Forma Condensed Consolidated Financial Information

2

Wave Sync Corp.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of June 30, 2015

(Stated in U.S. Dollars)

	As reported	EGOOS	EGOOS					AJE	Pro Forma	Pro Forma
	Wave Sync	BVI	HK	WOFE	GZYZ	SQEC	GZRS	No.	Adjustments	Consolidated
ASSETS
Current assets
Cash and cash equivalents	$264,851	$	$	$167,821	$223	$1,236	$269		$-	$434,400
Accounts receivable, net						147,812			-	147,812
Other receivables						330,080			-	330,080
Due from related parties			1,290			1,642,360			-	1,643,650
Prepaid expenses	3,004								-	3,004
Prepaid taxes	14,051								-	14,051
Total current assets	281,906	-	1,290	167,821	223	2,121,488	269		-	2,572,997

Non-current assets
Property, plant and equipment						24,936			-	24,936
Intangible asset						1,412			-	1,412
Investment		1,290	163,170					1, 2	(164,460)	-
Other asset	4,700								-	4,700
Total non-current assets	4,700	1,290	163,170	-	-	26,348	-		(164,460)	31,048
									-
TOTAL ASSETS	$286,606	$1,290	$164,460	$167,821	$223	$2,147,836	$269		$(164,460)	$2,604,045

LIABILITIES AND EQUITY

Current liabilities
Accounts payable	24,719					255,914			-	280,633
Taxes payable	900,000					7,556			-	907,556
Other payables	476,565			164	1,670	4,003	3,666		-	486,068
Due to related parties		2,579	163,171		344	554,196	345		-	720,635
Accrued expenses	150,000				1,121	29,384	3,491		-	183,996
Convertible note								1	1,286,638	1,286,638
Total current liabilities	1,551,284	2,579	163,171	164	3,135	851,053	7,502		1,286,638	3,865,526

Total liabilities	$1,551,284	$2,579	$163,171	$164	$3,135	$851,053	$7,502		$1,286,638	$3,865,526

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Wave Sync Corp.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of June 30, 2015

(Stated in U.S. Dollars)

	As reported	EGOOS	EGOOS									AJE	Pro Forma	Pro Forma
	Wave Sync	BVI	HK	WOFE		GZYZ		SQEC		GZRS		No.	Adjustments	Consolidated
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY
Preferred stock	$	$	$	$		$		$		$			$-	$-
Common stock, $0.001 par value, 100,000,000 shares authorized; 4,920,250 shares issued and outstanding on a post reverse split basis at June 30, 2015	98,405											3	(93,485)	4,920
Registered capital		1	1,290		163,809				1,629,062			2, 3	(1,794,162)	-
Statutory reserve													-	-
Additional paid-in capital	14,115,439											3	(13,679,530)	435,909
Accumulated deficit	(15,478,522)	(1,290)			3,408		(2,899)		(342,967)		(7,204)	3	14,115,439	(1,714,035)
Accumulated other comprehensive income					440		(13)		10,688		(29)	2	640	11,725
Total stockholders’ equity	(1,264,678)	(1,289)	1,290		167,657		(2,912)		1,296,783		(7,233)		(1,451,098)	(1,261,481)
													-
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$286,606	$1,290	$164,460		$167,821		$223		$2,147,836		$269		$(164,460)	$2,604,045

See Notes to Pro Forma Condensed Consolidated Financial Information

4

Wave Sync Corp.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

As of June 30, 2015

(Stated in U.S. Dollars)

1.	ORGANIZATION AND BUSINESS COMBINATION

Corporate History

Wave Sync Corp. (the “Company”), formerly known as China Bio-Energy Corp., prior that was known as China INSOnline Corp., was incorporated on December 23, 1988 as Lifequest Medical, Inc., a Delaware corporation.

In June 2010, the Company ceased all operations conducted by its then subsidiaries: Ever Trend Investment Limited, Run Ze Yong Cheng (Beijing) Technology, San Teng Da Fei Technology, and Guang Hua Insurance Agency (“Ever Trend Group”); on January 27, 2015, the Company announced the completion of the disposition of the aforementioned subsidiaries. Accordingly, the Company has excluded the accounts of Ever Trend Group in these financial statements and the accompanying notes contained herein.

On November 12, 2010, the Company entered into a share exchange agreement with Ding Neng Holdings Ltd, an investment holdings company incorporated in the British Virgin Islands (“Ding Neng Holdings”); the share exchange agreement was amended on December 6, 2010, where by the Company, under the share exchange agreement and its related amendment, would have contemplated acquiring 100% of Ding Neng Holdings in exchange for the issuance of 26,162,505 shares of the Company’s common stock, par value $0.001. Under the share exchange agreement, the Company would have contemplated owning and operating Ding Neng Holdings and Ding Neng Holdings’ directly, and indirectly held subsidiaries: Ding Neng Bio-technology Co., Ltd. (“Ding Neng HK”), Zhangzhou Fuhua Biomass Energy Technology Co., Ltd. (“WOFE”), and Ding Neng Bio-tech. Ding Neng HK was incorporated under the laws of Hong Kong on September 10, 2010. Ding Neng HK did not have any operations. Ding Neng HK has been delinquent with its annual regulatory filings in Hong Kong, and should be considered dormant and defunct. Ding Neng HK was wholly-owned by Ding Neng Holdings. Zhangzhou Fuhua Biomass Energy Technology Co., Ltd. (“WFOE”) was incorporated as a wholly-foreign owned entity under the laws of the People’s Republic of China (“PRC”), on November 2, 2010. WFOE was wholly-owned by Ding Neng HK. Ding Neng Bio-tech was incorporated under the laws of the PRC on December 8, 2006. It was located in Zhangzhou city Fujian Province of PRC. Ding Neng Bio-tech was engaged in the production, refinement and distribution of bio-diesel fuel in Southern China. Ding Neng Bio-tech operated a biodiesel manufacturing facility in Zhangzhou city. On October 28, 2010, WFOE and Ding Neng Bio-tech entered into a set of variable interest entity agreements that included: (1) a Consulting Service Agreement with Ding Neng Bio-tech, which entitled WFOE to receive substantially all of the economic benefits of Ding Neng Bio-tech in consideration for services provided by WFOE to Ding Neng Bio-tech, (2) an Option Agreement with Xinfeng Nie, Sanfu Huang, and Shunlong Hu (the shareholders of Ding Neng Bio-tech) allowing the WFOE to acquire all the shares of Ding Neng Bio-tech as permitted by PRC laws, (3) a Voting Rights Proxy Agreement that provides WFOE with the all voting rights of the Ding Neng Bio-tech shareholders, and (4) an Equity Pledge Agreement that pledges the shares in Ding Neng Bio-tech to WFOE (VIE Agreements). These VIE Agreements granted effective control of Ding Neng Bio-tech to WFOE. On June 4, 2015, WFOE filed a civil action in Haicang District People’s Court of Xiamen, Fujian, PRC (the “Court”) against Ding Neng Bio-tech, alleging that the purposes of those certain executed VIE Agreements entered into by WFOE and Ding Neng Bio-Tech on October 28, 2010, had been frustrated, and that these VIE Agreements should be terminated. WFOE alleged that Ding Neng Bio-Tech did not make any payment of service fees to WFOE, and that Ding Neng Bio-Tech failed to perfect the security interest in the pledged stocks. On July 14, 2015, this case was settled via in-court mediation directed by the Court. As a result, WFOE and Ding Neng Bio-Tech entered into binding settlement (i) to terminate the VIE Agreements, (ii) that WFOE and Ding Neng Bio-Tech do not have any other disputes over this case, and (iii) that the litigation fee in the amount of RMB10,000 (approximately $1,610.5) would be borne by Ding Neng Bio-Tech. Ding Neng Holdings is delinquent with its regulatory filings and annual fees to the British Virgin Islands; accordingly, the Ding Neng Holdings should be considered dormant and defunct.

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Wave Sync Corp.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

As of June 30, 2015

(Stated in U.S. Dollars)

Given that the Company has not been able to exercise effective control over Ding Neng Bio-Tech or to access Ding Neng Bio-tech’s financial information since 2011, and the VIE Agreements were terminated, the Company has excluded the accounts of Ding Neng Bio-Tech’s in these financial statements and the accompanying notes contained herein; the exclusion of such accounts is considered as a type two material subsequent event that occurred prior to the issuance of the financial statements but after the balance sheets dates that required material adjustments to the financial statements presented. Ding Neng Holdings is delinquent and defunct; the Company has determined that the Company was never registered as the sole shareholder of Ding Neng Holdings pursuant to the share exchange agreement dated November 12, 2010, and amended December 6, 2010; accordingly, the Company has excluded the accounts of Ding Neng and its subsidiaries in these financial statements and the accompanying notes as contained herein; the exclusion of such accounts is considered as a type two material subsequent event that occurred prior to the issuance of the financial statements but after the balance sheets dates that required material adjustments to the financial statements presented. The Company accounted for the issuance of shares to the shareholders of Ding Neng Holdings under the contemplated share exchange transaction as a recapitalization of the Company under reverse take-over accounting; accordingly, the Company’s historical stockholders’ equity has been retroactively restated to the first period presented; as a result of the Company not being updated to Ding Neng Holdings shareholder register, and that Ding Neng Holdings being defunct, the Company has written off all investments made in Ding Neng as loss on investment in subsidiary.

In connection with the share exchange agreement with the shareholders of Ding Neng Holdings that contemplated the acquisition of Ding Neng Holdings and its subsidiaries, the Company elected to adopt the fiscal year used by Ding Neng Holdings, which was a calendar year; accordingly, the Company’s financial statements presented herein have been, and on a go-forward basis, will be prepared using a December 31 year end date, and each operating period will cover twelve full calendar months.

Share Purchase Agreement

On 13th October, 2015, the Company entered into a Share Purchase Agreement (the “Share Purchase Agreement”) with EGOOS Mobile Technology Company Limited, a British Virgin Islands holding company (“EGOOS BVI”), which owns 100% of EGOOS Mobile Technology Company Limited, a Hong Kong company (“EGOOS HK”), which owns 100% of Move the Purchase Consulting Management (Shenzhen) Co., Ltd. (“WOFE”), a foreign investment enterprise organized under the laws of the PRC, and which has, through various contractual agreements known as variable interest entity (“VIE”) agreements. These VIE agreements provide the WOFE management control and the rights to the profits of Guangzhou Yuzhi Information Technology Co., Ltd., a corporation organized under the laws of the PRC as a variable interest entity (“GZYZ”), which owns 100% of Shenzhen Qianhai Exce-card Technology Co., Ltd., a Chinese corporation (“SQEC”), which owns 100% of Guangzhou Rongsheng Information Technology Co., Ltd., a Chinese corporation (“GZRS”) and the sole shareholder of EGOOS BVI. The VIE agreements include: (1) an Exclusive Service Agreement between WOFE and GZYZ, which entitles WOFE to receive substantially all of the economic benefits of GZYZ in consideration for services provided by WOFE to GZYZ, (2) a Call Option Agreement with the shareholders of GZYZ, Yang Wenbin and Li Ping, allowing the WOFE to acquire all the shares of GZYZ as permitted by PRC laws, (3) a Voting Rights Proxy Agreement that provides WOFE with the all voting rights of the GZYZ’s shareholders, and (4) an Equity Pledge Agreement that pledges the shares in GZYZ to WOFE.

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Wave Sync Corp.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

As of June 30, 2015

(Stated in U.S. Dollars)

SQEC was incorporated on November 11, 2013. The Company is in the business of design, development, and proliferation of next generation debit and credit cards for financial institutions employing innovative secured encryption technology transmitted via audio wave technology; the Company has partnered with China Union Pay and China Construction Bank under a pilot program to develop and market to end user bank customers and business operators to adopt these next generation of cards by developing point of sale and commercial interfaces via software and other solutions to generate demand for these cards as a value-added alternative to current generation debit and credit cards.

On January 28, 2015, ownership of SQEC’s was transferred from Bao, Shanshan to Xiang, Zuyue for a consideration of approximately $1,629,062 (RMB 10,000,000). Simultaneously, Xiang, Zuyue transferred 40% of ownership to Li, Na for a consideration of $651,625 (RMB 4,000,000). On July 24, 2015, SQEC entire ownership was collectively transferred from Xiang, Zuyue and Li, Na to Guangzhou Yuzhi Information Technology Co. Ltd. (“GZYZ”) for a consideration of approximately $1,629,062 (RMB 10,000,000).

On March 16, 2015, the GZRS was incorporated as a wholly-owned subsidiary of SQEC. GZRS has an authorized capital of RMB 1,000,000. As of the date of this report, GZRS has not been capitalized.

Pursuant to the Share Purchase Agreement the Company will issue a convertible note to EGOOS BVI’s sole shareholder for 100% equity interest in EGOOS BVI. The note is convertible into 15,000,000 shares of the Company’s common stock contingent on the following conditions: (i) the Company has effectuated a reverse split of all of the issued and outstanding Common Stock as of the date of the issuance of the note (the “Reverse Split”). Upon conversion of the note, the existing shareholders of the Registrant will own an aggregate of 24.7% of the post-acquisition entity. The note was issued at Par, it is 0 security, 0 collateral, 0 discount, bears a coupon at rate of 0%, and is due on 13th October 2017 in accounting for the note, the Company has assumed that the note does not carry any discount from face that requires accretion as interest expense to its results of operations, including any potential beneficial conversion features.

Basis of Presentation

The accompanying condensed consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”). The condensed consolidated financial statements were prepared on a pro forma basis whereby it was assumed that the Company has controlled EGOOS BVI and its intermediary holding companies, operating subsidiaries, and variable interest entities: EGOOS HK, WOFE, GZYZ, SQEC, and GZRS from the first period presented. The transactions detailed above have been accounted for as reverse takeover transactions and a recapitalization of the Company; accordingly, the Company (the legal acquirer) is considered the accounting acquiree and EGOOS BVI (the legal acquiree) is considered the accounting acquirer. No goodwill has been recorded. As a result of this transaction, the Company is deemed to be a continuation of the business of EGOOS BVI and SQEC.

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Wave Sync Corp.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

As of June 30, 2015

(Stated in U.S. Dollars)

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2015 combines our historical consolidated balance sheet with the historical balance sheet of EGOOS BVI, and has been prepared as if our acquisition of EGOOS BVI had occurred on June 30, 2015. The unaudited pro forma condensed consolidated statements of income for the six months ended June 30, 2015 and for the year ended December 31, 2014 combine our historical consolidated statements of income with EGOOS BVI's historical statements of operations and have been prepared as if the acquisition had occurred on January 1, 2014. The Company believes that the results of operations and the financial position of the Company and its subsidiaries approximates those results of operations and financial position of the Company at October 18, 2015. The historical financial information is adjusted in the unaudited pro forma condensed consolidated financial information to give effect to pro forma events that are (1) directly attributable to the proposed acquisition and disposal, (2) factually supportable, and (3) with respect to the condensed consolidated statements of income, expected to have a continuing impact on the consolidated results.

The pro forma adjustments described below were developed based on management’s assumptions and estimates, including assumptions relating to the consideration paid/received and the allocation thereof to the assets acquired/disposed and liabilities assumed/released from EGOOS BVI based on preliminary estimates of fair value. The final purchase consideration and the allocation of the purchase consideration will differ from that reflected in the unaudited pro forma condensed consolidated financial information after final valuation procedures are performed and amounts are finalized following the completion of the acquisition.

The unaudited pro forma condensed consolidated financial information is provided for illustrative purposes only and does not purport to represent what the actual consolidated results of operations or the consolidated financial position of the combined company would have been had the acquisition occurred on the dates assumed, nor are they necessarily indicative of future consolidated results of operations or financial position.

The unaudited pro forma condensed consolidated financial information does not reflect any integration activities or cost savings from operating efficiencies, synergies, asset dispositions or other restructurings that could result from the acquisition.

On 13th October , 2015, the Company filed an amendment to its Articles of Incorporation to effectuate a Reverse Split on a 1 for 20 basis. The unaudited pro forma condensed consolidated financial information assumes that such reverse split has been effectuated; accordingly, the number of shares outstanding and weighted average number of shares outstanding for calculating earnings per share has retroactively restated a post-reverse-split basis.

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Wave Sync Corp.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

As of June 30, 2015

(Stated in U.S. Dollars)

2.	MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES TO OUR STOCKHOLDERS

Management believes that the share issuances under the share exchange agreement between the Company and the shareholders of EGOOS BIV should be recognized as a non-taxable event under the U.S. Internal Revenue Code; accordingly, the Company has not withheld any taxes on behalf its shareholders. Shareholders of the Company should consult with their own tax-preparers to determine their own individual tax liabilities.

3.	ADJUSTING JOURNAL ENTRIES TO PRO FORMA FINANCIAL STATEMENTS

The following adjusting journal entry records the acquisition investment in EGOOS BVI and its subsidiaries in exchange for the issuance of a convertible note:

AJE	Accounts	Debit	Credit
1	Investment	$1,286,638
1	Convertible note		$1,286,638

The following adjusting journal entry represents the elimination long term investment and capital in subsidiaries:

AJE	Accounts	Debit	Credit
2	Registered capital	$1,451,738
2	Accumulated other comprehensive income		$640
2	Investment		$1,451,098

The following adjusting journal entry represents the reverse split and recapitalization of the Company:

AJE	Accounts	Debit	Credit
3	Common stock	$93,485
3	Registered capital	$342,424
3	Additional paid in capital	$13,679,530
3	Accumulated deficit		$14,115,439

9